UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2025
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Officers
On January 1, 2025 (the “Effective Date”), National Storage Affiliates Trust (the “Company”) approved the promotion of John Esbenshade, 44, the Company's current senior vice president and controller, to the position of chief accounting officer, in addition to his current positions (the “Appointment”), effective immediately. In connection with the Appointment, Brandon S. Togashi has resigned from his position as chief accounting officer.
Mr. Esbenshade has served as the Company’s senior vice president and controller since September 2022, and previously served as the Company’s vice president and controller since he joined the Company in March 2019. Prior to joining the Company, Mr. Esbenshade served as Vice President of Technical Accounting and Strategic Capital at Prologis (NYSE:PLD), where he was employed from 2014 through 2019. Prior to that role, Mr. Esbenshade was employed in the audit practice of Deloitte from 2003 to 2014, most recently as a Senior Manager. Mr. Esbenshade is a certified public accountant and holds a Master of Science in Business Administration with an emphasis in accounting and a Bachelor of Science in Business Administration with an emphasis in finance from the Leeds School of Business at the University of Colorado Boulder. Mr. Esbenshade is also a member of the American Institute of Certified Public Accountants.
There are no arrangements or understandings with any person pursuant to which Mr. Esbenshade was named chief accounting officer. Mr. Esbenshade has no family relationships with any trustee, executive officer or person nominated or chosen by the Company to become a trustee or executive officer of the Company. Mr. Esbenshade is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: January 7, 2025